The Index to Exhibits is on Page 5 of this document.

          As filed with the Securities and Exchange Commission on April 29, 1999
                                                 Registration No. 333-__________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  ADAPTEC, INC.
             (Exact name of Registrant as specified in its charter)

              DELAWARE                                  94-2748530
      (State of incorporation)             (I.R.S. Employer Identification No.)

                          691 South Milpitas Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

                          ADAPTEC, INC. 1990 STOCK PLAN
                            (Full title of the Plan)

                               ROBERT N. STEPHENS
                             Chief Executive Officer
                                  ADAPTEC, INC.
                          691 South Milpitas Boulevard
                           Milpitas, California 95035
                                 (408) 945-8600
            (Name, address and telephone number of agent for service)

                                   Copies to:
                           HENRY P. MASSEY, JR., ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050
                                 (650) 493-9300

=============================================================================================================
                                                            PROPOSED           PROPOSED
                                                             MAXIMUM           MAXIMUM
                                         AMOUNT             OFFERING          AGGREGATE         AMOUNT OF
     TITLE OF SECURITIES TO               TO BE               PRICE            OFFERING       REGISTRATION
          BE REGISTERED                REGISTERED(1)        PER SHARE           PRICE              FEE
=============================================================================================================
Common Stock
  $.001 par value, to be issued
  under the Adaptec, Inc.
  1990 Stock Plan..............     4,490,166 shares         $23.625(2)      $106,080,171         $29,490
=============================================================================================================

(1) For the sole purpose of calculating the registration fee, the number of shares to be registered under this Registration Statement is the number of additional shares authorized to be issued under the Adaptec, Inc. 1990 Stock Plan.

(2) Estimated in accordance with Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") solely for the purpose of calculating the registration fee. Computation based upon the average of the high and low prices of the Registrant's Common Stock as reported on The Nasdaq National Market on April 27, 1999 because the price at which options to be granted in the future may be exercised is not currently determinable.

           PART II: INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

        The information contained in Registrant's Registration Statement on Form S-8 (SEC File No. 333-58183) as filed with the Securities and Exchange Commission on June 30, 1998 is hereby incorporated by reference.

ITEM 8.        Exhibits

               5.1    Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                      Corporation, as to legality of securities being registered.

               23.1   Consent of Independent Accountants.

               23.2   Consent of Wilson Sonsini Goodrich & Rosati, Professional
                      Corporation (see Exhibit 5.1).

               24.1   Power of Attorney (see Page 3).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milpitas, State of California, on the 28th day of April, 1999.

                          ADAPTEC, INC.

                          By: /s/ ROBERT N. STEPHENS
                              -----------------------------------------------
                              Robert N. Stephens
                              Chief Executive Officer, President and Director

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert N. Stephens and Andrew J. Brown, jointly and severally, as his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



               NAME                                     TITLE                                DATE
--------------------------------    --------------------------------------------        --------------

/s/ Robert N. Stephens              Chief Executive Officer, President and               April 26, 1999
--------------------------------    Director
Robert N. Stephens


/s/ Andrew J. Brown                 Vice President, Chief Financial Officer and          April 26, 1999
--------------------------------    Assistant Secretary (Principal Financial
Andrew J. Brown                     Officer)


s/ Kenneth B. Arola                 Vice President and  Controller  (Principal           April 26, 1999
--------------------------------    Accounting Officer)
Kenneth B. Arola


                                    Director                                             April 26, 1999
--------------------------------
John G. Adler


/s/ Laurence B. Boucher             Chairman of the Board and Director                   April 26, 1999
--------------------------------
Laurence B. Boucher


/s/ Carl J. Conti                   Director                                             April 26, 1999
--------------------------------
Carl J. Conti


/s/ John East                       Director                                             April 26, 1999
--------------------------------
John East


/s/ Ilene H. Lang                   Director                                             April 26, 1999
--------------------------------
Ilene H. Lang


                                    Director                                             April 26, 1999
--------------------------------
Robert J. Loarie


/s/ B.J. Moore                      Director                                             April 26, 1999
--------------------------------
B.J. Moore

/s/ W. Ferrell Sanders              Director                                             April 26, 1999
--------------------------------
W. Ferrell Sanders


/s/ Phillip E. White                Director                                             April 26, 1999
--------------------------------
Phillip E. White

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


             ------------------------------------------------------

                                    EXHIBITS

             ------------------------------------------------------


                       Registration Statement on Form S-8

                                  ADAPTEC, INC.

                                 April 29, 1999

                                INDEX TO EXHIBITS

 Exhibit
  Number                                                                  Page No.
  ------                                                                  --------

      5.1   Opinion of Wilson Sonsini Goodrich & Rosati, Professional
            Corporation, as to legality of securities being registered.

      23.1  Consent of Independent Accountants.

      23.2  Consent of Wilson Sonsini Goodrich & Rosati, Professional
            Corporation (see Exhibit 5.1).

      24.1  Power of Attorney (see Page 3).